UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2025

World Scan Project, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56208	35-2677532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-18-23, Nishiwaseda

Shinjuku-Ku, Tokyo, Japan

(Address of principal executive offices)

81-3-6670-1692

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

“We”, “Us”, “Our”, “WDSP” and or “The Company” refer to World Scan Project, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On May 19, 2025, the Board of Directors of World Scan Project, Inc. (or the “Company”) approved the dismissal of Mercurius & Associates LLP (“Mercurius”) as the Company’s independent registered public accounting firm, to be effective on May 21, 2025.

There were no (1) disagreements between the Company and Mercurius regarding accounting principles, financial statement disclosures, or auditing scope or procedures, as defined in Item 304(a)(1)(iv) of Regulation S-K, nor (2) reportable events as outlined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Mercurius with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and has requested, in accordance with applicable practices, that Mercurius furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein. As of the date of this filing, Mercurius has not provided the requested letter. Should Mercurius furnish the letter at a later date, the Company will file an amendment to this Form 8-K to include it as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accountant

On May 21, 2025, the Board of Directors approved the engagement of BCRG Group (PCAOB ID: 7158) as the Company’s independent registered public accounting firm for the audit of the fiscal year ended October 31, 2024, and any reviews of interim periods thereafter.

During the fiscal year ended October 31, 2023, as well as the prior fiscal years, neither the Company nor anyone on its behalf, consulted with BCRG Group regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BCRG Group concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Scan Project, Inc.

Dated: May 27, 2025

By: /s/ Ryohei Uetaki

Ryohei Uetaki

Chief Executive Officer